SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                   FORM 8-K

                              CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 9,
1997



                         TIS MORTGAGE INVESTMENT COMPANY

________________________________________________________________
     (Exact name of registrant as specified in its charter)



     Maryland              1-10004                94-3067889
__________________       _____________            ____________
(State or other     (Commission File Number)   (I.R.S. Employer
jurisdiction of                                 Identification
incorporation or                                   Number)
organization)


655 Montgomery Street, Suite 800
San Francisco, CA                                      94111
____________________________________              _____________
(Address of principal executive office)             Zip Code



                         (415) 393-8000
________________________________________________________________
          (Registrant's telephone number, including area code)

                         Not applicable.
________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

                    TIS MORTGAGE INVESTMENT COMPANY

Item 5.   Other Events

          Registrant Expands its Board of Directors.

          On September 9, 1997, Registrant's Board of Directors voted to expand its size from eight directors to nine, and to elect Registrant's President, Lorraine O. Legg, to fill the new seat.






                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         TIS MORTGAGE INVESTMENT COMPANY


Dated: September 11, 1997     By   /s/ Lorraine O. Legg
                                   LORRAINE O. LEGG, President